                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                FOR TENDERS OF

            OUTSTANDING 10 1/8% SENIOR SUBORDINATED NOTES DUE 2007
           FOR 10 1/8% SENIOR SUBORDINATED NOTES DUE 2007 WHICH HAVE
         BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                     DOSKOCIL MANUFACTURING COMPANY, INC.

                          PURSUANT TO THE PROSPECTUS
       DATED             , 1997 OF DOSKOCIL MANUFACTURING COMPANY, INC.


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                  , 1997 (UNLESS EXTENDED) (THE "EXPIRATION DATE"). TENDERED OLD NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.


            Deliver to: First National Association, Exchange Agent:

By Mail (registered or certified mail recommended), Hand or Overnight Courier:

                       First Trust National Association
                             180 East Fifty Street
                           St. Paul, Minnesota 55101
                              Attn: David Haugen
               Specialized Finance Corporation Trust Department
                                 Fourth Floor
                               Telephone Number
                                (612) 244-8162

                                 By Facsimile:
                                (612) 244-1537

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges that he or she has received the Prospectus,
dated           , 1997, (the "Prospectus"), of Doskocil Manufacturing Company,
a Texas corporation (the "Company"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange its outstanding 10 1/8% Senior Subordinated Notes due 2007 (the "Old Notes"), of which $85,000,000 aggregate principal amount is outstanding, for a like aggregate principal amount of the Company's newly issued 10 1/8% Senior Subordinated Notes due 2007 (the "New Notes"). The Old Notes and the New Notes are referred to herein collectively as the "Notes" and holders of the Notes are sometimes referred to herein as the "Holders."

  For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes, or if no interest has been paid on the Old Notes, from September 19, 1997. Accordingly, if the relevant record date for interest payment occurs after the consummation of the Exchange Offer, registered Holders of New Notes on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from September 19, 1997. If, however, the relevant record date for interest payment occurs prior to the consummation of the Exchange Offer, registered Holders of Old Notes on such record date will receive interest accruing from the most recent date to which interest has been paid, or if no interest has been paid, from September 19, 1997. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer, except as set forth in the immediately preceding sentence. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer. If the Exchange Offer is not consummated within the time period set forth herein under the heading "Description of the Notes--Registration Rights; Liquidated Damages" of the Prospectus, special interest in the form of liquidated damages will accrue and be payable on the Old Notes until the Exchange Offer is consummated.

  This Letter is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC"); (ii) by Holders who are ATOP members but choose not to use ATOP; or
(iii) if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

  Notwithstanding anything to the contrary in the registration rights agreements, dated September 19, 1997 among the Company and the initial purchasers of Old Notes (the "Registration Rights Agreements"), the Company will accept for exchange any and all Old Notes validly tendered on or prior to
5:00 p.m., New York City time, on             , 1997 (unless the Exchange
Offer is extended by the Company) (the "Expiration Date"). Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

IMPORTANT: HOLDERS WHO WISH TO TENDER OLD NOTES IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OLD NOTES TO THE EXCHANGE AGENT AND NOT TO THE COMPANY.

  The Exchange Offer is subject to the condition that the Exchange Offer not violate any applicable law, policy or interpretation of the staff of the Securities and Exchange Commission. The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

  The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

                 APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to the Company the principal amount of Old Notes indicated below under "Description of Old Notes," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging the principal amount of Old Notes designated herein held by the undersigned and tendered hereby for an equal principal amount of the New Notes. The New Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Old Notes whose Old Notes are accepted in the Exchange Offer. Holders may tender all or a portion of their Old Notes pursuant to the Exchange Offer.

  Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Old Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company), with respect to the Old Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Old Notes tendered hereby to the Company (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by the Company.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Old Notes hereunder may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

  The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned acknowledges all of the terms of the Exchange Offer.

  All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

  The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Old Notes" (unless a label setting forth such information appears thereunder), exactly as they appear on the Old Notes tendered hereby. The certificate number(s) and the principal amount of Old Notes to which this Letter of Transmittal relates, together with the principal amount of such Old Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Old Notes."

  The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreements and that, upon the issuance of the New Notes, the Company will have no further obligations or liabilities thereunder.

  The undersigned hereby agrees that the tender of Old Notes pursuant to one of the procedures described in the Prospectus under "The Exchange Offer-- Procedures for Tendering Old Notes" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Exchange Offer. The undersigned hereby represents and warrants to the Company that the New Notes to be acquired by such Holder pursuant to the Exchange Offer are being acquired in the ordinary course of such Holder's business and that such Holder has no arrangement or understanding with any person to participate in the distribution of the New Notes. The Company's acceptance for exchange of Old Notes tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and the Company upon the terms and subject to the conditions of the Exchange Offer.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF THE NEW NOTES.

  The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no action letters issued to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) an Initial Purchaser who acquired the Old Notes directly from the Company solely in order to resell pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, or
(iii) a broker-dealer who acquired the Old Notes as a result of market making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of the Company or is engaged in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange of Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act.

  The undersigned hereby agrees that the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Old Notes." Unless otherwise indicated under "Special Delivery Instruments," please mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Old Notes." In the event that the Special Delivery Instructions are completed, please mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any Old Notes for any principal amount or liquidation preference not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Old Notes," and send such New Notes and/or Old Notes to the address(es) so indicated. Any transfer of Old Notes to a different holder must be completed, according to the provisions on transfer of Old Notes contained in the Indenture.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX BELOW.

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. Guarantee of Signatures. Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (hereinafter, an "Eligible Institution") unless (i) the Old Notes tendered hereby are tendered by the Holder(s) of the Old Notes who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
(ii) the Old Notes are tendered for the account of an Eligible Institution.

  2. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, (ii) by Holders who are ATOP members but choose not to use ATOP or (iii) if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." To validly tender Old Notes, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the Registration Rights Agreements, the term "Expiration Date" means 5:00 p.m., New York City time, on
                   , 1997 (or such later date to which the Company may, in its sole discretion, extend the Exchange Offer). If this Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR TO DTC

  If a Holder of the Old Notes desires to tender such Old Notes and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution; (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedures" as set forth in the Prospectus.

  Only a Holder of Old Notes may tender Old Notes in the Exchange Offer. The term "Holder" as used herein with respect to the Old Notes means any person in whose name Old Notes are registered on the books of the Trustee. If the Letter of Transmittal or any Old Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be so submitted.

  Any beneficial Holder whose Old Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Old Notes in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his behalf. If such beneficial Holder wishes to tender on his own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Old Notes in such beneficial Holder's name. It is the responsibility of the beneficial Holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE EXCHANGING HOLDER, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Old Notes should be sent to the Company.

  No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Old Notes for exchange.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and principal amount of the Old Notes to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

  4. Withdrawal of Tender. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the name of the person having tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn; and (iv) be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or (b) accompanied by evidence satisfactory to the Company that the Holder withdrawing such tender has succeeded to beneficial ownership of such Old Notes. If Old Notes have been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Notes may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Company, whose determinations will be final and binding on all parties. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

  5. Partial Tenders; Pro Rata Effect. Tenders of the Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount evidenced by any Old Notes is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount Tendered" below. The entire principal amount of all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Old Notes without alteration, enlargement or any change whatsoever.

  If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

  When this Letter of Transmittal is signed by the Holder(s) of Old Notes listed and tendered hereby, no endorsements or separate bond powers are required.

  If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  7. Special Delivery Instructions. Tendering Holders should indicate in the applicable box the name and address to which New Notes issued in consideration of Old Notes accepted for exchange, or Old Notes for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

  8. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes for principal amounts not exchanged are to be delivered to any person other than the Holder of the Old Notes or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder of any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

  9. Irregularities. All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Old Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

  10. Interest on Exchanged Old Notes. For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes, or if no interest has been paid on the Old Notes, from September 19, 1997. Accordingly, if the relevant record date for interest payment occurs after the consummation of the Exchange Offer, registered Holders of New Notes on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from September 19, 1997. If, however, the relevant record date for interest payment occurs prior to the consummation of the Exchange Offer, registered Holders of Old Notes on such record date will receive interest accruing from the most recent date to which interest has been paid, or if no interest has been paid, from September 19, 1997. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer, except as set forth in the immediately preceding sentence. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer. If the Exchange Offer is not consummated within the time period set forth herein under the heading "Description of the Notes--Registration Rights; Liquidated Damages" of the Prospectus, special interest in the form of liquidated damages will accrue and be payable on the Old Notes until the Exchange Offer is consummated.

  11. Mutilated, Lost, Stolen or Destroyed Certificates. Holders whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY


                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 7)
                       To be completed ONLY if the New
                     Notes issued in consideration of Old
                     Notes exchanged, or certificates for
                     Old Notes in a principal amount not
                     surrendered for exchange, are to be
                     mailed to someone other than the
                     undersigned or to the undersigned at
                     an address other than that below.

                     Mail to:

                     Name: _______________________________
                                (Please Print)
                     Address: ____________________________
                     _____________________________________
                                               (Zip Code)

                            DESCRIPTION OF OLD NOTES
                           (SEE INSTRUCTIONS 2 AND 7)
--------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES)
    OF REGISTERED
  HOLDER(S) (PLEASE                              CERTIFICATE(S)
  FILL IN, IN BLANK)               (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
--------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                  AGGREGATE       OF OLD NOTES
                                               PRINCIPAL AMOUNT  TENDERED (MUST
                                                 OF OLD NOTES     BE INTEGRAL
                                   CERTIFICATE   EVIDENCED BY     MULTIPLES OF
                                    NUMBER(S)   CERTIFICATE(S)      $1,000)
--------------------------------------------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   TOTAL
--------------------------------------------------------------------------------

           (Boxes below to be checked by Eligible Institutions only)

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution________________________________________

    DTC Account Number___________________________________________________

    Transaction Code Number______________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED
    DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)______________________________________

    Window Ticket Number (if any)________________________________________

    Date of Execution of Notice of Guaranteed Delivery___________________

    Name of Institution which Guaranteed Delivery________________________

    If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution________________________________________

    DTC Account Number___________________________________________________

    Transaction Code Number______________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD
    NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET
    FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR
    ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING
    ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name____________________________________________________________________

Address_________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                PLEASE SIGN HERE
                       WHETHER OR NOT OLD NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

            X

            X
                SIGNATURE(S) OF OWNER(S)             DATED
                OF AUTHORIZED SIGNATORY

 Area Code and Telephone Number: ________________________________________

   This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

 Name(s)_________________________________________________________________

 ------------------------------------------------------------------------
                              (Please Print)

 Capacity (full title)___________________________________________________

 Address_________________________________________________________________

 ------------------------------------------------------------------------
                               (Include Zip Code)

 Tax Identification or Social Security Number(s)_________________________

                           GUARANTEE OF SIGNATURE(S)
              (SEE INSTRUCTIONS 1 AND 6 TO DETERMINE IF REQUIRED)

 ------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

 ------------------------------------------------------------------------
                                      NAME

 ------------------------------------------------------------------------
                                  NAME OF FIRM

 ------------------------------------------------------------------------
                                     TITLE

 ------------------------------------------------------------------------
                                    ADDRESS